EXHIBIT 99.1

HCC Announces Record 2006 Results

HOUSTON, Feb. 20, 2007 (PRIME NEWSWIRE) -- HCC Insurance Holdings, Inc. (NYSE:HCC) today reported record results for the fourth quarter and year ended December 31, 2006.

Net earnings for the fourth quarter of 2006 increased 24% to $80.7 million, or $0.69 per diluted share, from $65.0 million, or $0.57 per diluted share, for the same period in 2005. Net earnings for the fourth quarter of 2006 were negatively affected $7.6 million, or $0.07 per diluted share, by costs related to the Company's option investigation and $13.1 million, or $0.11 per diluted share, by a large reinsurance commutation recorded during the quarter.

Net earnings for all of 2006 increased 79% to $342.3 million, or $2.93 per diluted share, from $191.2 million, or $1.75 per diluted share, in 2005. Affecting the 2006 results were after-tax charges of $9.3 million, or $0.08 per diluted share, for costs related to the Company's option investigation and $14.5 million, or $0.12 per diluted share, for reinsurance commutations.

Frank J. Bramanti, Chief Executive Officer of HCC, said, "We are extremely pleased with our 2006 results. Our employees continue to execute the business plan with superior ability and results."

Total revenue for 2006 increased 26% to $2.1 billion compared to $1.6 billion in 2005, driven by significant increases in net earned premium and investment income. The Company anticipates continued revenue growth in 2007.

The Company's 2006 net written premium increased 21% to $1.8 billion and net earned premium increased 25% to $1.7 billion. The premium growth is due to a reduction in ceded reinsurance, organic growth and recent acquisitions. The Company anticipates a continued rise in gross and net premium in 2007 due mainly to the effect of businesses acquired in 2006. The GAAP combined ratio improved from 93.2% to 84.2% for the full year 2006.

Fee and commission income increased in 2006 to $137.1 million from $132.6 million in 2005. The Company will continue to focus on expanding non-risk bearing revenue from its agency operations.

Cash flow from operating activities remained very strong in 2006, increasing to $653.4 million. This does not include $100 million of cash received in 2007 related to the 2006 commutation.

During 2006, net investment income grew 55% to $152.8 million due to substantially increased investment assets and higher interest rates. The Company's investment strategy continues to be very conservative with a relatively short duration and highly rated portfolio, no high-yield low-rated bonds and few equity investments. Other operating income increased from $39.8 million in 2005 to $77.0 million in 2006.

As of December 31, 2006, total assets increased 9% to $7.6 billion; total investments increased 21% to $3.9 billion; shareholders' equity increased 21% to $2.0 billion; and book value per share increased 20% to $18.28, all compared to December 31, 2005. Mr. Bramanti commented, "The results for 2006 were excellent as reflected by our 20% return on equity."

See attached tables for additional financial information.

HCC will hold an open conference call beginning at 8:00 a.m. Central Time on Wednesday, February 21, 2007. To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-1303. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcc.com. A replay of the webcast will be available until Friday, March 9, 2007.

Headquartered in Houston, Texas, HCC is a leading international specialty insurance group with offices across the United States and in Bermuda, Spain, Ireland, and the United Kingdom. HCC has assets exceeding $7.5 billion, shareholders' equity of over $2 billion and is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A.M. Best Company.

For more information, visit our website at www.hcc.com.

The HCC Insurance Holdings, Inc. logo is available at http://www.primezone.com/newsroom/prs/?pkgid=1977

Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

               HCC Insurance Holdings, Inc. and Subsidiaries
                          Financial Highlights
                            December 31, 2006
             (Unaudited, in thousands except per share data)

                                       Three Months Ended December 31,
                                           2006              2005
                                    ---------------    ---------------

Gross written premium                $    607,435        $    498,284

Net written premium                       513,438             393,781

Net earned premium                        504,248             374,087

Fee and commission income                  32,722              31,629

Net investment income                      43,845              28,812

Other operating income                     17,941              13,657

Total revenue                             599,108             447,595

Net earnings                               80,742              65,036

Earnings per share (diluted)                 0.69                0.57

Cash flow from operations                 293,682             170,736

Weighted average shares
 outstanding (diluted)                    117,115             113,566

GAAP net loss ratio                          64.0%               64.1%

GAAP combined ratio                          87.4%               89.9%

                                      December 31,        December 31,
                                         2006                 2005
                                    ---------------    ---------------

Total investments                    $  3,927,995        $  3,257,428

Total assets                            7,630,132           7,028,800

Shareholders' equity                    2,042,803           1,690,435

Debt to total capital                        13.1%               15.5%

Book value per share                 $      18.28        $      15.26

             HCC Insurance Holdings, Inc. and Subsidiaries
                          Financial Highlights
                            December 31, 2006
             (Unaudited, in thousands except per share data)

                                         Years Ended December 31,
                                          2006               2005
                                     ------------        -------------

Gross written premium                $  2,235,648        $  2,038,286

Net written premium                     1,812,552           1,501,224

Net earned premium                      1,709,189           1,369,988

Fee and commission income                 137,131             132,628

Net investment income                     152,804              98,851

Other operating income                     77,012              39,773

Total revenue                           2,075,295           1,642,688

Net earnings                              342,285             191,192

Earnings per share (diluted)                 2.93                1.75

Cash flow from operations                 653,388             623,990

Weighted average shares
 outstanding (diluted)                    116,736             109,437

GAAP net loss ratio                          59.2%               67.1%

GAAP combined ratio                          84.2%               93.2%

                                      December 31,        December 31,
                                          2006               2005
                                     ------------        ------------

Total investments                    $  3,927,995        $  3,257,428

Total assets                            7,630,132           7,028,800

Shareholders' equity                    2,042,803           1,690,435

Debt to total capital                        13.1%               15.5%

Book value per share                 $      18.28        $      15.26

               HCC Insurance Holdings, Inc. and Subsidiaries
                     Condensed Consolidated Balance Sheets
                           (Unaudited, in thousands)

                                          December 31,    December 31,
                                              2006           2005
                                         -------------- --------------
ASSETS

Investments:
  Fixed income securities                $  3,007,193   $    2,268,624
  Short-term investments                      714,685          839,581
  Other investments                           206,117          149,223
                                         -------------- --------------
     Total investments                      3,927,995        3,257,428
Cash                                           48,290           73,935
Restricted cash and cash investments          176,424          170,978
Premium, claims and other receivables         864,705          884,654
Reinsurance recoverables                    1,169,934        1,361,983
Ceded unearned premium                        226,125          239,416
Ceded life and annuity benefits                70,923           73,415
Deferred policy acquisition costs             182,410          156,253
Goodwill                                      742,677          532,947
Other assets                                  220,649          277,791
                                         -------------- --------------
     Total assets                        $  7,630,132   $    7,028,800
                                         ============== ==============

LIABILITIES

Loss and loss adjustment expense payable $  3,097,051   $    2,813,720
Life and annuity policy benefits               70,923           73,415
Reinsurance balances payable                  122,805          176,954
Unearned premium                              920,350          807,109
Deferred ceding commissions                    64,949           67,886
Premium and claims payable                    646,224          753,859
Notes payable                                 308,887          309,543
Accounts payable and accrued liabilities      356,140          335,879
                                         -------------- --------------
     Total liabilities                      5,587,329        5,338,365

SHAREHOLDERS' EQUITY

Common stock                                  111,731          110,803
Additional paid-in capital                    798,213          762,170
Retained earnings                           1,098,887          798,388
Accumulated other comprehensive income         33,972           19,074
                                         -------------- --------------
     Total shareholders' equity             2,042,803        1,690,435
                                         -------------- --------------
     Total liabilities and
      shareholders' equity               $  7,630,132   $    7,028,800
                                         ============== ==============

             HCC Insurance Holdings, Inc. and Subsidiaries
             Condensed Consolidated Statements of Earnings
            (Unaudited, in thousands except per share data)

                              Years ended         Three months ended
                              December 31,           December 31,
                             2006       2005         2006     2005
                          ----------  ----------   --------  --------
 REVENUE
 Net earned premium       $1,709,189  $1,369,988   $504,248  $374,087
 Fee and commission income   137,131     132,628     32,722    31,629
 Net investment income       152,804      98,851     43,845    28,812
 Net realized investment
  gain (loss)                   (841)      1,448        352      (590)
 Other operating income       77,012      39,773     17,941    13,657
                          ----------  ----------   --------  --------
       Total revenue       2,075,295   1,642,688    599,108   447,595
                          ----------  ----------   --------  --------
 EXPENSE
 Loss and loss adjustment
  expense, net             1,011,856     919,697    322,734   239,765
 Policy acquisition
  costs, net                 319,885     261,708     88,873    74,012
 Other operating expense     222,324     180,990     66,045    43,913
 Interest expense             11,396       7,684      3,484     1,836
                          ----------  ----------   --------  --------
       Total expense       1,565,461   1,370,079    481,136   359,526
                          ----------  ----------   --------  --------
 Earnings from continuing
  operations before
  income tax expense         509,834     272,609    117,972    88,069
 Income tax expense on
  continuing operations      167,549      84,177     37,230    25,086
                          ----------  ----------   --------  --------
 Earnings from continuing
  operations                 342,285     188,432     80,742    62,983
 Earnings from
  discontinued operations,
  net of income tax expense       --       2,760         --     2,053
                          ----------  ----------   --------  --------
       Net earnings       $  342,285  $  191,192   $ 80,742  $ 65,036
                          ==========  ==========   ========  ========
 Basic earnings
  per share data:
 Earnings from continuing
  operations              $     3.08  $     1.78   $   0.72  $   0.58
 Earnings from
  discontinued operations         --        0.03         --      0.02
                          ----------  ----------   --------  --------
       Net earnings
        per share         $     3.08  $     1.81   $   0.72  $   0.60
                          ==========  ==========   ========  ========
 Weighted average shares
  outstanding                111,309     105,463    111,635   107,970
                          ==========  ==========   ========  ========
 Diluted earnings
  per share data:
 Earnings from continuing
  operations              $     2.93  $     1.72   $   0.69  $   0.55
 Earnings from
  discontinued operations         --        0.03         --      0.02
                          ----------  ----------   --------  --------
       Net earnings
        per share         $     2.93  $     1.75   $   0.69   $  0.57
                          ==========  ==========   ========  ========
 Weighted average shares
  outstanding                116,736     109,437    117,115   113,566
                          ==========  ==========   ========  ========
 Cash dividends declared,
  per share               $    0.375  $    0.282   $  0.100  $  0.075
                          ==========  ==========   ========  ========

              HCC Insurance Holdings, Inc. and Subsidiaries
             Condensed Consolidated Statements of Cash Flows
                       (Unaudited, in thousands)

                          Years ended             Three months ended
                          December 31,              December 31,
                        2006         2005         2006         2005
                    -----------  -----------  -----------  -----------
Cash flows from
 operating
 activities:
  Net earnings      $   342,285  $   191,192  $    80,742  $    65,036
  Adjustments to
   reconcile net
   earnings to net
   cash provided by
   operating
   activities:
    Change in
     premium,
     claims and
     other
     receivables         40,955       (6,094)       4,329       67,913
    Change in
     reinsurance
     recoverables       192,049     (250,829)     136,018     (105,524)
    Change in ceded
     unearned
     premium             13,291       82,433       17,878       21,924
    Change in loss
     and loss
     adjustment
     expense
     payable            136,520      705,688       42,614      184,323
    Change in
     reinsurance
     balances
     payable            (54,834)     (49,772)     (17,325)     (25,866)
    Change in
     unearned
     premium            109,280       38,809       (4,358)      (4,185)
    Change in
     premium and
     claims payable,
     net of
     restricted
     cash              (126,027)      (3,851)     (47,734)     (34,436)
    Gain on sale of
     subsidiary            --         (8,717)        --         (3,307)
    Change in
     trading
     portfolio          (19,919)     (66,809)      79,274      (12,155)
    Depreciation
     and
     amortization
     expense             14,980       14,647        2,738        3,584
    Stock-based
     compensation
     expense             13,126        2,645        3,663          725
    Other, net           (8,318)     (25,352)      (4,157)      12,704
                    -----------  -----------  -----------  -----------
     Cash provided
      by operating
      activities        653,388      623,990      293,682      170,736
                    -----------  -----------  -----------  -----------
 Cash flows from
  investing
  activities:
  Sales of fixed
   income
   securities           338,927      237,480      154,752       73,639
  Maturity or call
   of fixed income
   securities           247,072      186,075       72,314       52,684
  Cost of
   securities
   acquired          (1,389,984)  (1,054,529)    (431,162)    (321,129)
  Change in
   short-term
   investments          129,919      (72,703)     (41,279)    (108,937)
  Sale of strategic
   investments           63,285       14,146       22,931        6,388
  Payments for
   purchase of
   subsidiaries,
   net of cash
   received             (45,722)     (94,056)       9,568      (49,768)
  Sale of
   subsidiary              --         21,116         --         10,668
  Other, net            (11,971)     (10,509)      (3,359)       4,118
                    -----------  -----------  -----------  -----------
     Cash used by
      investing
      activities       (668,474)    (772,980)    (216,235)    (332,337)
                    -----------  -----------  -----------  -----------
 Cash flows from
  financing
  activities:
  Issuance of notes
   payable              140,000       46,528         --         10,528
  Payments on notes
   payable             (140,616)     (48,181)     (84,270)     (10,627)
  Sale of common
   stock                 18,999      186,103        4,026      153,419
  Dividends paid        (38,923)     (27,644)     (11,149)      (8,038)
  Other                   9,981       (3,814)       2,598         --
                    -----------  -----------  -----------  -----------
     Cash provided
      (used) by
      financing
      activities        (10,559)     152,992      (88,795)     145,282
                    -----------  -----------  -----------  -----------

 Net increase
  (decrease) in
  cash                  (25,645)       4,002      (11,348)     (16,319)

 Cash at beginning
  of period              73,935       69,933       59,638       90,254
                    -----------  -----------  -----------  -----------

  Cash at end of
   period           $    48,290  $    73,935  $    48,290  $    73,935
                    ===========  ===========  ===========  ===========

             HCC Insurance Holdings, Inc. and Subsidiaries
                      Insurance Company Premium
                         December 31, 2006
                     (Unaudited, in thousands)

                                       4th Qtr     4th Qtr    Change
                                        2006        2005%
                                      ---------   ---------   -------
 GROSS WRITTEN

 Diversified financial products       $ 265,278   $ 243,126      9%
 Group life, accident & health          206,424     139,824     48
 Aviation                                50,136      51,084     (2)
 London market account                   31,904      20,291     57
 Other specialty lines                   52,691      42,373     24
 Discontinued lines                       1,002       1,586     nm
                                      ---------   ---------   --------
                                      $ 607,435   $ 498,284     22%
                                      =========   =========   ========
 NET WRITTEN

 Diversified financial products       $ 220,134   $ 195,537     13%
 Group life, accident & health          201,916     121,438     66
 Aviation                                37,448      30,864     21
 London market account                   16,470      13,871     19
 Other specialty lines                   37,425      30,564     22
 Discontinued lines                          45       1,507     nm
                                      ---------   ---------   --------
                                      $ 513,438   $ 393,781     30%
                                      =========   =========   ========
 NET EARNED PREMIUM

 Diversified financial products       $ 190,798   $ 159,722     19%
 Group life, accident & health          205,813     123,701     66
 Aviation                                40,225      34,380     17
 London market account                   31,907      26,615     20
 Other specialty lines                   35,412      28,147     26
 Discontinued lines                          93       1,522     nm
                                      ---------   ---------   --------
                                      $ 504,248   $ 374,087     35%
                                      =========   =========   ========

 nm - Not meaningful comparison

              HCC Insurance Holdings, Inc. and Subsidiaries
                       Insurance Company Premium
                           December 31, 2006
                       (Unaudited, in thousands)

                                     Full Year    Full Year    Change
                                       2006         2005%
                                    ----------   ----------   -------

 GROSS WRITTEN

 Diversified financial products     $  956,057   $  908,526      5%
 Group life, accident & health         621,639      593,382      5
 Aviation                              216,208      210,530      3
 London market account                 234,868      144,425     63
 Other specialty lines                 205,651      176,139     17
 Discontinued lines                      1,225        5,284     nm
                                    ----------   ----------   -------
                                    $2,235,648   $2,038,286     10%
                                    ==========   ==========   =======

 NET WRITTEN

 Diversified financial products     $  794,232   $  675,942     18%
 Group life, accident & health         590,811      502,805     18
 Aviation                              166,258      130,743     27
 London market account                 127,748       78,809     62
 Other specialty lines                 133,481      109,106     22
 Discontinued lines                         22        3,819     nm
                                    ----------   ----------   -------
                                    $1,812,552   $1,501,224     21%
                                    ==========   ==========   =======
 NET EARNED PREMIUM

 Diversified financial products     $  728,861   $  531,136     37%
 Group life, accident & health         591,070      504,382     17
 Aviation                              152,886      136,197     12
 London market account                 112,362       93,017     21
 Other specialty lines                 123,981       97,721     27
 Discontinued lines                         29        7,535     nm
                                    ----------   ----------   -------
                                    $1,709,189   $1,369,988     25%
                                    ==========   ==========   =======

 nm - Not meaningful comparison

                HCC Insurance Holdings, Inc. and Subsidiaries
                       Consolidated Insurance Companies
                               Net Loss Ratios
                              December 31, 2006
                          (Unaudited, in thousands)

                         2006                         2005
            ---------------------------- ----------------------------
 Line of    Net Earned  Incurred  Loss   Net Earned  Incurred  Loss
 Business    Premium     Losses   Ratio   Premium     Losses   Ratio
 --------   ---------- ---------- ------ ---------- ---------- ------
 Diversified
  financial
  products  $  728,861 $  351,010  48.2% $  531,136 $  255,570  48.1%

 Group life,
  accident
  & health     591,070    432,343  73.1     504,382    361,289  71.6

 Aviation      152,886     82,328  53.8     136,197     91,720  67.3

 London
  market
  account      112,362     48,316  43.0      93,017     98,638 106.0

 Other
  specialty
  lines         23,981     69,374  56.0      97,721     70,936  72.6

 Discontinued
  lines             29     28,485    nm       7,535     41,544    nm

            ---------- ---------- ------ ---------- ---------- ------
 Total      $1,709,189 $1,011,856  59.2% $1,369,988 $  919,697  67.1%
            ========== ========== ====== ========== ========== ======

 nm - Not meaningful comparison

CONTACT:  HCC Insurance Holdings, Inc.
          L. Byron Way, Vice President
          (713) 690-7300